Exhibit 10.1

August 5, 2004

CONSULTING AGREEMENT

between

AVALOR CAPITAL, LLC

and

EMPIRE ENERGY CORPORATION INTERNATIONAL, INC.

Disclaimer Notice: Avalor Capital, LLC is not a CPA firm, licensed Broker Dealer, nor is it licensed to practice law.  All services and/or documentation requiring such licenses will be performed by individuals or firms holding such licenses and will be contracted through Avalor Capital, LLC on the behalf of the Client Company as required.

Client Company acknowledges that Avalor Capital, LLC is not representing itself as a licensed dealer in securities.  Avalor Capital, LLC is solely providing introductory services, contacts and meetings.  Client Company agrees to refrain from raising as a defense the licensure of Avalor Capital, LLC in any action brought by Avalor Capital, LLC to recover fees for its services.

JAH: 321747 v5

CONSULTING AGREEMENT

This CONSULTING AGREEMENT (“Agreement”) is made this 5th day of August, 2004, by and between AVALOR CAPITAL, LLC, a North Carolina Limited Liability Company (hereinafter referred to as “Consultant”), and EMPIRE ENERGY CORPORATION INTERNATIONAL INC., a Nevada corporation (hereinafter referred to as “Company”).

R E C I T A L S

A.

WHEREAS, Company desires to engage the services of Consultant to provide market development services for Company.

B.

WHEREAS, Consultant has agreed to provide such market development services for Company, provided that under no circumstances will Consultant engage in any activity on behalf of Company that would require Consultant to be a broker/dealer.  Consultant shall at all times limit its services to an advisory capacity.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Consultant and Company hereby agree as follows:

AGREEMENT

1.

TERM.  The period of Consultant’s engagement under this Agreement (the “Term”) will commence on August 5, 2004 (the “Effective Date”) and will continue for a period of twelve (12) months, unless earlier terminated as set forth herein.

2.

SERVICES.  Consultant will provide consulting and advisory services (the “Services”) as follows:

(a)

Provide introductions to appropriate parties related to various market development services;

(b)

Provide assistance and expertise in devising and executing market development plan in conjunction with the introductions described in 2(a);

(c)

Advise Company in the development of institutional participation in the Company’s securities; and

(d)

Advise Company on any other matters related to increasing awareness, interest and participation in the Company’s securities by the investment community.

Consultant will perform the Services diligently and to the best of its ability.  Consultant will have the discretion to determine the method, details and means of performing the Services, subject to the terms and conditions of this Agreement.  Notwithstanding anything contained herein to the contrary, Consultant shall not be required, nor shall Consultant be obligated under this Agreement, to make any recommendations, render any investment advice, provide any opinion or make any presentation to any of the above parties introduced to Company.

3.

COMPENSATION.  As compensation for the Services, Company shall execute a warrant in the form attached hereto as Exhibit A (the “Warrant”) upon entering into this Agreement.  In addition to the compensation provided for herein, Company shall reimburse Consultant for all expenses incurred in performing the Services, including but not limited to telephone, facsimile, photocopying, printing, travel, lodging and reasonable entertainment expenses.  Expense reimbursements shall be paid to Consultant within five (5) business days of Company’s receipt of Consultant’s expense invoice.

4.

REPRESENTATIONS OF CORPORATION.  Company, upon entering this Agreement, hereby represents and warrants to Consultant that all statements, either written or oral, made by Company to Consultant are true and accurate, and contain no misstatements of a material fact.  Company acknowledges that the information it delivers to Consultant will be used by the Consultant in preparing materials regarding Company’s business, including but not necessarily limited to, its financial condition, for dissemination to the public.  Therefore, in accordance with Paragraph 5 below, Company shall hold harmless Consultant from any and all errors, omissions, misstatements, negligent or intentional misrepresentations, in connection with all information furnished by Company to Consultant in accordance with and pursuant to this Agreement.

Company further represents and warrants that as to all matters set forth within this Agreement, Company has had independent legal counsel and will continue to maintain independent legal counsel to advise Company on all matters concerning, but not necessarily limited to, corporate law, corporate relations, investor relations, all matters concerning and in connection with Company’s activities regarding the Securities Act of 1933 and 1934, and state Blue Sky laws.

Company further represents and warrants to Consultant that the share make-up of the Company is as follows:

Authorized Shares: One Hundred Million (100,000,000) shares

        of common voting stock

Issued Shares:

________________________

Outstanding Shares: ___________________

5.

LIMITATION OF LIABILITY / INDEMNIFICATION.   With regard to the Services to be performed by consultant pursuant to the terms of this Agreement, Consultant shall not be liable to Company, or to anyone who may claim any right due to any relationship with Company, and Company shall indemnify, defend and hold harmless Consultant for any and all losses, claims, demands, damages, liabilities, judgments, expenses, defense costs, causes of action and settlements arising out of or in connection with, either directly or indirectly, any errors, omissions or negligent acts on the part of consultant, its employees, agents or consultants, in the performance of the Services under this Agreement.

6.

TERMINATION.  Either party may terminate this Agreement at any time, without cause, upon sixty (60) days prior written notice to the other party.  Either party may terminate this Agreement upon a breach of any provision by the other party; provided, however, that the breaching party shall first have been given written notice reasonably describing the nature of such breach, and shall have had thirty (30) days in which to cure such breach to the reasonable satisfaction of the non-breaching party.

7.

INDEPENDENT CONTRACTOR.  This Agreement does not constitute the hiring of Consultant or any of its employees, agents or consultants as employees of Company.  The parties agree that the relationship of Consultant to Company during the Term shall be that of an independent contractor.  Consultant acknowledges that it and its employees, agents and consultants are not employees of Company and are not entitled to any employment rights or benefits of Company.  Nothing contained herein shall constitute Company or Consultant as members of any partnership, joint venture, association, syndicate or other entity, or be deemed to confer on Company or Consultant any express, implied or apparent authority to incur any obligation or liability on behalf of other party.  Consultant shall comply with all applicable federal, state and local laws and regulations relating to the provision of the Services hereunder.  Consultant shall have sole responsibility for the payment of all applicable taxes.

8.

NO AUTHORITY TO BIND.  Consultant shall have no authority to, and agrees that it will not, enter into, incur, make, change, enlarge or modify any contract, liability, agreement, obligation, representation, guarantee, warranty or commitment on behalf of Company.  Under no circumstance shall Consultant describe or hold itself out as an employee or agent of Company in the performance of the Services.

9.

NOTICE.  All notices, requests, demands and other communications required or permitted to be given hereunder shall be by hand-delivery; certified or registered mail, return receipt requested; telecopier; or air courier to the parties set forth below.  Such notices shall be deemed given at the time personally delivered, if delivered by hand or by courier; at the time received if sent certified or registered mail; or the next business day after receipt is acknowledged by the telecopy equipment, if telecopied.

If to Consultant:

Avalor Capital, LLC

Attn:  Frank W. Bachinsky, III

                                                                       1759 Winfield Circle

                                                                        Clearwater, FL 33756

                                                                        Telecopier:  (727) 447-0150

If to Company:

Empire Energy Corporation International, Inc.

                                                                       Attn:  _________________________

                                                                        ______________________________

                                                                        Telecopier: ____________________

10.

ATTORNEYS’ FEES.  In the event any litigation or controversy, including arbitration, arises out of or in connection with this Agreement between the parties hereto, the prevailing party in such litigation, arbitration or controversy shall be entitled to recover from the other party all reasonable attorneys’ fees, expenses and costs, including those associated within any appellate or post judgment collection proceedings.

11.

ARBITRATION.  Any controversy or claim arising out of, or in connection with, this Agreement, or the breach, alleged breach or subject matter thereof, shall be submitted to mandatory binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, to be held in Mecklenburg County, North Carolina, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

12.

GOVERNING LAW.  This Agreement is made in and shall be governed by and construed in accordance with the laws of the State of North Carolina, without regard to its principles of conflicts of law.

13.

WAIVER OF BREACH.  No waiver of any of the provisions of this Agreement shall be deemed, nor shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver.  No waiver shall be binding, unless executed in writing by the party making the waiver.

14.

ENTIRE AGREEMENT.  This instrument contains the entire agreement of the parties with respect to Services to be performed by Consultant for Company.  Unless as otherwise indicated herein, this Agreement may be revised or amended only by a writing signed by both parties.

15.

SEVERABILITY.  In the event any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provision shall not in any way be affected or impaired.

16.

BIND AND INURE; ASSIGNMENT.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors in interest, heirs, executors, legal representatives, administrators and permitted assigns.  This Agreement may not be assigned by either party, in whole or in part, without the written consent of the other party.

17.

VENUE.  Any claims arising out of or requiring the interpretation of this Agreement that are not subject to mandatory binding arbitration shall be brought and litigated exclusively in the courts located within Mecklenburg County, North Carolina, or if a federal court, the court whose district includes Mecklenburg County, North Carolina.

18.

COUNTERPARTS.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date written above.

AVALOR CAPITAL, LLC

____________________________________

By: Frank W. Bachinsky, III

Its: ________________________________

EMPIRE ENERGY CORPORATION

INTERNATIONAL, INC.

____________________________________

By: ________________________________

Its: ________________________________

EXHIBIT A

Warrant

Attached

THIS WARRANT  HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR OTHER APPLICABLE SECURITIES LAWS OF ANY JURISDICTION, AND THIS WARRANT CANNOT BE EXERCISED, SOLD OR TRANSFERRED UNLESS AND UNTIL THIS WARRANT IS SO REGISTERED OR UNLESS AN EXEMPTION IS THEN AVAILABLE.

Empire Energy Corporation International, Inc.

_______________________________

_______________________________

_______________________________

WARRANT

Date of Issuance:

August 5, 2004

Expiration Date:

August 4, 2011

THIS CERTIFIES THAT, for value received, Avalor Capital, LLC, a North Carolina limited liability company (“Avalor”), or any registered assigns thereof (the “Registered Holder”), is entitled to subscribe for and purchase from Empire Energy Corporation International, Inc., a Nevada corporation (the “Company”), at the Warrant Exercise Price, during the Warrant Exercise Period, seven hundred fifty thousand (750,000) shares of common voting stock of the Company which shares are as adjusted pursuant to the following sentence and section 8 of this Warrant and shall be in registered form for resale under the Act. In the event that the number of outstanding shares exceeds seventy-five million (75,000,000) shares on a fully diluted basis as of a Designated Event, Avalor shall be entitled to subscribe for and purchase under this Warrant that number of shares which is one percent (1%) of the total number of shares of common voting stock issued and outstanding, determined on a fully diluted basis as of such Designated Event, which shares are as adjusted pursuant to section 8 and shall be in registered form for resale under the Act.  All shares or other units of Equity, however denominated, are hereinafter referred to as “Shares.”  Capitalized terms used above or elsewhere in this Warrant and not otherwise defined are used as defined in Section 1 of this Warrant.  All Shares issued upon exercise of this Warrant shall be in registered form for resale under the Act as registered pursuant to the Company’s registration statement filed on Form S-8.

This Warrant is subject to the following provisions, terms and conditions:

1.

Certain Definitions

For purposes of this Warrant, the following capitalized terms shall have the meanings specified with respect thereto below:

“Act” shall mean the Securities Act of 1933, as amended.

“Affiliate” of any Person shall mean any Person directly or indirectly controlling, controlled by or under direct or indirect common control with, such other Person.  A Person shall be deemed to control a corporation or other legal entity if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation or other legal entity, whether through the ownership of voting securities, by contract or otherwise.

 “Avalor” shall mean Avalor Capital, LLC, a North Carolina limited liability company.

“Company” shall mean Empire Energy Corporation International, a Nevada corporation.

“Consulting Agreement” shall mean that Consulting Agreement by and between Avalor Capital, LLC and Company executed contemporaneously with this Warrant.

“Convertible Securities” shall mean any instruments convertible into or exchangeable for Shares.

“Date of Issuance” is the date set forth on the front page of this Warrant, and the terms “date hereof,” “date of this Warrant,” and similar expressions shall be deemed to refer to the Date of Issuance, as specified in this Warrant.

“Designated Event” shall mean the first to occur of: (a) termination or cancellation of the Consulting Agreement, or (b) the first (1st) anniversary of the Effective Date of the Consulting Agreement.

“Equity” shall mean all common stock, preferred stock or special stock of the Company, or any other security, instrument or interest, of any class or series, whether voting or non-voting, that confers a right to receive, participate in or otherwise benefit from the income or equity created in or by the Company.

“Options” shall mean all warrants, rights or options to subscribe for or to purchase any Shares or any Convertible Securities, other than the Warrant provided for herein.

“Outstanding Shares” shall have the meaning set forth in Section 3 hereof.

“Person” shall include an individual, a partnership, a corporation, a trust, a joint venture, an unincorporated organization and a government or any department or agency thereof.

“Registered Holder” shall mean Avalor and any registered assigns thereof.

“Share” or “Shares” shall mean any share or shares of stock or other unit or units of Equity, however denominated.

“Warrant Exercise Date” shall mean the date, if any, on which the holder of this Warrant exercises the Warrant in whole or in part in accordance with the terms of the Warrant.

“Warrant Exercise Period” shall mean the period of time from the occurrence of a Designated Event through the seventh (7th) anniversary of the date of this Warrant.

“Warrant Exercise Price” shall mean $0.75 per share of stock purchased pursuant to this Warrant as adjusted pursuant to section 8 of this Warrant.

2.

Exercise: Issuance of Certificates, Etc.

(a)

The rights represented by this Warrant may be exercised by the Registered Holder hereof at any time during the Warrant Exercise Period in whole or in part (but not as to a fractional Share), by the surrender of this Warrant (properly endorsed if required) accompanied by a completed and executed copy of the Exercise Agreement in the form of Exhibit I to this Warrant at the principal office of the Company (or at such other office or agency of the Company as it may designate in accordance herewith) and upon payment to it in immediately available funds equal to the product of Warrant Exercise Price multiplied by the number of Shares to be purchased pursuant to this Warrant; provided, however, that in lieu of full payment in immediately available funds, Registered Holder may elect to forego receipt of the number of shares equivalent in value to the full amount to be paid to Company for the Shares, which shall be determined as of the date Registered Holder elects to exercise this Warrant.

(b)

The Company agrees that the Shares purchased upon exercise of this Warrant shall be, and are deemed to be, issued to the holder hereof as the record owner of such Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment of the Warrant Exercise Price shall have been made for Shares as provided herein.  Certificates for the Shares purchased upon exercise of this Warrant shall be delivered to the holder hereof within a reasonable time, not to exceed ten (10) days, after this Warrant shall have been so exercised.

3.

Shares to be Fully Paid; Reservation of Shares

(a)

The Company covenants and agrees that all Shares that may be issued upon the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.  Company further covenants and agrees that Avalor qualifies to participate under Company’s S-8 filing to receive registered shares thereunder for Services to be provided by Avalor as Services is defined in the Consulting Agreement executed contemporaneously herewith.

(b)

The Company further covenants and agrees that during the Warrant Exercise Period, the Company will at all times have authorized and reserved for issuance pursuant to the exercise of this Warrant, a sufficient number of Shares in registered form under the Act to provide for the exercise of this Warrant.  The Company will take all such action as may be necessary to assure that such Shares may be so issued without violation of any applicable law or regulation, or of any requirements of any securities exchange upon which any Shares may be listed or of any securities quotation market or system on or through which the Shares may be quoted for trading.

(c)

The Company will not take any action during the Warrant Exercise Period that would result in any adjustment of the number of Shares issuable upon the exercise of the Warrant if () the total number of Shares issuable after such action upon exercise of this Warrant, () all Shares then outstanding and () all Shares then issuable (Y) upon exercise of all Options or Convertible Securities and (Z) upon conversion or exchange of all Convertible Securities then outstanding, would exceed the total number of Shares then authorized by the Company.

4.

Reorganizations, Reclassifications, Consolidations, Mergers or Sales

In the event of any capital reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of the Company's assets to another corporation, which results in the holders of any class of Equity becoming entitled to receive stock, securities or assets with respect to or in exchange for such Equity, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions (in form reasonably satisfactory to the holder of the Warrant) shall be made such that immediately following consummation of such transaction, the holder of this Warrant shall have the right to purchase and receive upon the basis and terms and conditions specified in this Warrant, and in lieu of the Shares immediately theretofore purchasable and receivable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to, or in exchange for, the number of Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place.

5.

No Voting Rights

This Warrant shall not entitle the holder hereof to any voting rights, dividend rights or other rights as an equity holder of the Company.

6.

Transferability

This Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) at the principal office of the Company, or at such other location as the Company shall designate in accordance with the terms hereof.  This Warrant and the Shares issued upon exercise hereof may not be offered, sold, or transferred except in compliance with the Act, and any applicable state securities laws, and then only after receipt of an agreement of the Person to whom such offer or sale is made to comply with the provisions of this section with respect to any resale or other disposition of such securities; provided that no such agreement shall be required from any Person purchasing this Warrant or any underlying security pursuant to a registration statement effective under the Act.  The Registered Holder of this Warrant agrees that, prior to the disposition of any security purchased on the exercise hereof under circumstances that might require registration of such security under the Act, or any similar statute then in effect, the Registered Holder shall give written notice to the Company, expressing the Registered Holder's intention as to such disposition.  Promptly upon receiving such notice, the Company shall present a copy thereof to its securities counsel.  If, in the opinion of such counsel (or of other securities counsel reasonably acceptable to the Company), the proposed disposition does not require registration of such security under the Act, or any similar statute then in effect, the Company shall, as promptly as practicable, notify the Registered Holder of such opinion, whereupon the Registered Holder shall be entitled to dispose of such security in accordance with the terms of the notice delivered by the Registered Holder to the Company.

7.

Replacement Warrant

Upon receipt by the Company from any holder of this Warrant of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this instrument and an indemnity reasonably satisfactory to it and, in case of mutilation, upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such holder; provided that, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

8.

Adjustments of Rights.  The purchase price per Share and the number of Shares purchasable hereunder are subject to adjustment from time to time as follows:

(a)

Merger or Consolidation.  If at any time there shall be a merger or a consolidation of the Company with or into another corporation when the Company is not the surviving corporation, then, as part of such merger or consolidation, lawful provision shall be made so that the Registered Holder as the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Warrant Exercise Price then in effect, the number of shares of stock or other securities or property (including cash) of the successor corporation resulting from such merger or consolidation, to which the Registered Holder as the holder of the stock deliverable upon exercise of this Warrant would have been entitled in such merger or consolidation if this Warrant had been exercised immediately before such merger or consolidation.  In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Registered Holder as the holder of this Warrant after the merger or consolidation.  This provision shall apply to successive mergers or consolidations.

(b)

Reclassification, Recapitalization, etc.  If the Company at any time shall, by subdivision, combination or reclassification of securities, recapitalization, automatic conversion, or other similar event affecting the number or character of outstanding Shares, or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change.

(c)

Split, Subdivision or Combination of Shares.  If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, the Warrant Exercise Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

(d)

Common Stock Dividends.  If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Equity payable in Shares, or make any other distribution with respect to Equity, then the Warrant Exercise Price shall be adjusted, from and after the date of determination of the shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of Shares outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of Shares outstanding immediately after such dividend or distribution.

(e)

Adjustment of Number of Shares.  Upon each adjustment in the Warrant Exercise Price pursuant to 8(b), 8(c) or 8(d) hereof, the number of Shares purchasable hereunder shall be adjusted, to the nearest whole Share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Exercise Price by a fraction (i) the numerator of which shall be the Warrant Exercise Price immediately prior to such adjustment, and (ii) the denominator of which shall be the Warrant Exercise Price immediately after such adjustment.

9.

Notice of Adjustments; Notices.  Whenever the Warrant Exercise Price or number or type of securities issuable hereunder shall be adjusted pursuant to Section 8 hereof, the Company shall issue and provide to the Registered Holder as the holder of this Warrant a certificate signed by an officer of the Company setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Warrant Exercise Price and number of Shares purchasable hereunder after giving effect to such adjustment.

 10.

General Provisions

(a)

Descriptive Headings.  The descriptive headings of the several sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

(b)

Governing Law.  This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of North Carolina, without giving effect to principles concerning conflicts of law.

(c)

Notices.  All notices or other communications required or permitted to be given or made by the terms of this Warrant shall be in writing and delivered personally or sent by pre-paid, first class, certified or registered air mail (or the functional equivalent in any foreign country), return receipt requested, or by facsimile transmission to the intended recipient thereof at its address or facsimile number set out below.  Any such notice or communication shall be deemed to have been duly given immediately (if given or made by facsimile confirmed by mailing a copy thereof to the recipient in accordance with this section on the date of such facsimile), or three days after mailing (if given or made by mail addressed to a location within the country in which it is posted) or seven days after mailing (if made or given by mail addressed to a location outside the country in which it is posted), and in proving the same it shall be sufficient to show that the envelope containing the notice was duly addressed, stamped and posted, or that receipt of a facsimile was confirmed by the recipient as provided above.  The addresses and facsimile numbers of the parties for purposes of this Warrant are:

(i)

If to the Company:

Empire Energy Corporation International

______________________________

______________________________

Attn: _________________________

Facsimile No. __________________

With a copy to:

______________________________

______________________________

______________________________

Attn: _________________________

Facsimile No. __________________

(ii)

If to Registered Holder:

Facsimile No.

With a copy to:

Johnston, Allison & Hord, P.A.

610 E. Morehead Street

Charlotte, NC 28202

Attn: Stephen P. Gennett II

Facsimile No. (704) 376-1628

(iii)

If to a holder other than Avalor, to such address as such holder shall provide to the Company in writing; provided that if such holder does not provide the Company with such holder's address, the Company shall have no obligation to deliver any notices to such holder required hereunder.

(iv)

Any party may change the address to which notices or other communications to such party shall be delivered or mailed by giving notice thereof to the other parties hereto in the manner provided herein.

(d)

Remedies.

In the event of a breach by the Company of its obligations under this Warrant, the Registered Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant.

IN WITNESS WHEREOF, Empire Energy Corporation International has caused this Warrant to be signed by its duly authorized officers under its corporate seal, and this Warrant to be dated as of the Date of Issuance of this Warrant.

By:	Empire Energy Corporation International Inc., a Nevada corporation
______________________, President

EXHIBIT I

EXERCISE AGREEMENT

To:	Dated:

The undersigned Registered Holder, pursuant to the provisions set forth in the within Warrant, hereby subscribes for and purchases _______________Shares covered by such Warrant and herewith makes full payment for such Shares at the Warrant Exercise Price provided by such Warrant as follows:

Cash Payment

$____________

or

Cashless Payment

_____________ shares

(Signature of Registered Holder)
(Print or Type Name)
(Address)

NOTICE:  The signature on this Exercise Agreement must correspond with the name of the Registered Holder as written upon the face of the within Warrant, or upon the Assignment thereof, if applicable, in every particular, without alteration, enlargement, or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, having an office or correspondent in New York, New York, Miami, Florida, Charlotte, North Carolina, or Atlanta, Georgia, or by a firm having membership on a registered national securities exchange and an office in New York, New York, Miami, Florida, Charlotte, North Carolina, or Atlanta, Georgia.

SIGNATURE GUARANTEE

Authorized Signature

Name of Bank or Firm

EXHIBIT II

ASSIGNMENT

FOR VALUE RECEIVED, ___________________________________, the undersigned Registered Holder, hereby sells, assigns, and transfers all of the rights of the undersigned under the within Warrant with respect to the number of Shares covered thereby set forth below, unto the Assignee identified below, and does hereby irrevocably constitute and appoint ____________________ to effect such transfer of rights on the books of the Company, with full power of substitution:

Name of Assignee	Address of Assignee	Portion of Warrant

Dated:
(Signature of Registered Holder)

(Print or Type Name)

NOTICE:  The signature on this Assignment must correspond with the name of the Registered Holder as written upon the face of the within Warrant, in every particular, without alteration, enlargement, or any change whatsoever, and must be guaranteed by a bank, other than a saving bank, having an office or correspondent in New York, New York, Miami, Florida, Charlotte, North Carolina, or Atlanta, Georgia, or by a firm having membership on a registered national securities exchange and an office in New York, New York, Miami, Florida, Charlotte, North Carolina, or Atlanta, Georgia.

SIGNATURE GUARANTEE

Authorized Signature

Name of Bank or Firm